                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                        Lawrence Financial Holdings, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:
      N/A
      --------------------------------------------------------------------------
2)    Aggregate number of securities to which transaction applies:
      N/A
      --------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      N/A
      --------------------------------------------------------------------------
4)    Proposed maximum aggregate value of transaction:
      N/A
      --------------------------------------------------------------------------
5)    Total Fee paid:
      N/A
      --------------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            N/A
            --------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:
            N/A
            --------------------------------------------------------------------
      3)    Filing Party:
            N/A
            --------------------------------------------------------------------
      4)    Date Filed:
            N/A
            --------------------------------------------------------------------

                                 April 8, 2004



Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Lawrence Financial Holdings, Inc. We will hold the meeting at the Company's main office at 311 South Fifth Street, Ironton, Ohio on May 14, 2004 at 4:30 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company LLC, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.


                                    Sincerely,


                                    /s/ Jack L. Blair

                                    Jack L. Blair
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                        LAWRENCE FINANCIAL HOLDINGS, INC.
                             311 SOUTH FIFTH STREET
                               IRONTON, OHIO 45638
                                 (740) 532-0263

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      On May 14, 2004, Lawrence Financial Holdings, Inc. will hold its annual meeting of stockholders at the Company's main office at 311 South Fifth Street, Ironton, Ohio. The meeting will begin at 4:30 p.m., local time. At the meeting, stockholders will consider and act on the following:

      1.    The election of two directors to serve for a term of three years;

      2. The ratification of the appointment of Crowe, Chizek and Company LLC as independent auditors for the Company for the fiscal year ending December 31, 2004; and

      3.    Such other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      The Board of Directors set February 23, 2004 as the record date for the meeting. This means that owners of Lawrence Financial common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Mary Y. Cronacher

                                    Mary Y. Cronacher
                                    CORPORATE SECRETARY


Ironton, Ohio
April 8, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        LAWRENCE FINANCIAL HOLDINGS, INC.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------


      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lawrence Financial Holdings, Inc. ("Lawrence Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. Lawrence Financial is the holding company for Lawrence Federal Savings Bank ("Lawrence Federal" or the "Bank"). The annual meeting will be held at the Company's main office at 311 South Fifth Street, Ironton, Ohio on May 14, 2004 at 4:30 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 8, 2004.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Lawrence Financial common stock only if the records of the Company show that you held your shares as of the close of business on February 23, 2004. As of the close of business on February 23, 2004, a total of 650,110 shares of Lawrence Financial common stock were outstanding. Each share of common stock has one vote. The Company's Articles of Incorporation provide that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a beneficial owner of Lawrence Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Lawrence Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Crowe, Chizek and Company LLC as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under Maryland law and Lawrence Financial's Bylaws, the ratification of Crowe, Chizek and Company LLC as independent auditors will be decided by a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non- votes will have no effect on the voting.

VOTING BY PROXY

      The Board of Directors of Lawrence Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Lawrence Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Lawrence Financial common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote:

      o  FOR the election of each of the nominees for director; and

      o FOR ratification of the appointment of Crowe, Chizek and Company LLC as the Company's independent auditors for fiscal 2004.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Lawrence Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Lawrence Financial common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

PARTICIPANTS IN THE LAWRENCE FEDERAL SAVINGS BANK ESOP OR 401(K) PLAN

      If you participate in the Lawrence Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares of Lawrence Financial common stock through Lawrence Federal's 401(k) Plan, you will have received with this proxy statement voting instruction forms that reflect all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are timely received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions are not timely received in the same proportion as shares for which the trustee received timely voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions to each plan's trustee is May 7, 2004.

                              CORPORATE GOVERNANCE

GENERAL

      Lawrence Financial periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for Lawrence Financial.

CODE OF ETHICS AND BUSINESS CONDUCT

      Lawrence Financial has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

      As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

MEETINGS OF THE BOARD OF DIRECTORS

      The Company and Lawrence Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2003, the Board of Directors of the Company held 24 regular meetings and the Board of Directors of the Bank held 24 regular meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS OF LAWRENCE FINANCIAL

      AUDIT COMMITTEE. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee, consisting of Herbert J. Karlet (Chairman), Tracey E. Brammer, Jr., Charles E. Austin, II, Phillip O. McMahon, and Robert N. Taylor, meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met four times during the year ended December 31, 2003. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that Herbert J. Karlet is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as APPENDIX A to this proxy statement. The report of the audit committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "PROPOSAL 2-RATIFICATION OF INDEPENDENT AUDITORS-REPORT OF AUDIT COMMITTEE."

      COMPENSATION COMMITTEE. The Compensation Committee, consisting of Tracey
E. Brammer, Jr. (Chairman), Charles E. Austin, II, Phillip O. McMahon, Herbert
J. Karlet and Robert N. Taylor, is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met twice during the year ended December 31, 2003. Each member of the Compensation Committee is independent under the listing standards of the Nasdaq Stock Market.

      NOMINATING COMMITTEE. The Company does not maintain a nominating committee or written nominating committee charter. Instead, all of the directors of the Company participate in the consideration of potential director nominees. Because five of the Company's six directors are independent under the listing standards of the Nasdaq Stock Market, the Board of Directors believes that the full board can be responsible for selecting director candidates without undue influence from management. For a discussion of the policies followed by the Board of Directors in considering potential director candidates, including those nominated by shareholders, see "NOMINATION PROCEDURES."

      ATTENDANCE AT THE ANNUAL MEETING. The Board of Directors of the Company encourages directors to attend the annual meeting of stockholders. All directors attended the 2003 annual meeting of stockholders.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Lawrence Financial pays an annual retainer of $9,000 to each non-employee member of its Board of Directors. Lawrence Federal pays an annual retainer of $14,800 to each of its non-employee directors for service on the Board of Directors of Lawrence Federal. Directors who serve on the Audit and Compensation Committees receive an annual payment of $1,500 and $200, respectively, for their services.

      DEFERRED COMPENSATION ARRANGEMENT. Lawrence Federal maintains a deferred compensation arrangement for directors under which each director may elect on an annual basis to defer up to 100% of his monthly Board remuneration. Upon the director's attainment of age 68, Lawrence Federal will pay the balance of the director's deferral account either in a lump sum or in monthly installments over a period of 240 months. Over the deferral period, a director's account is credited with interest with monthly compounding. In the event of a change in control of Lawrence Financial (as defined in the program) followed by a director's termination of service, each director will be entitled to begin to receive his deferral account, and the interest rate will become fixed at the time of the change in control. The arrangement with the directors also provides each director with a death benefit. If a director dies while in active service with Lawrence Federal, the director's beneficiary will receive an annual payment in an amount specified in the director's individual agreement for a period of 20 years. Lawrence Federal has acquired life insurance on members of the Board to provide informal funding for its obligations under the program. During the fiscal year ended December 31, 2003, all directors participated in the director deferral program except for Messrs. Blair and Brammer, who withdrew from the program during 2003.

      DIRECTOR EMERITUS PROGRAM. Lawrence Federal also maintains a director emeritus program for its non-employee directors to encourage them to remain as directors. Upon the director's attainment of age 68 and completion of 15 years of service as a director, Lawrence Federal will pay the director $500 annually for each year of service, up to 50% of the board fees at the retirement date, for a period of 15 years. Each director's agreement also provides for a reduced benefit upon an early retirement after the attainment of age 65, but before the attainment of age 68, and completion of 15 years of service. Upon a director's death while in active service, each director will be entitled to receive a payment equivalent to what he would have received had his normal retirement date coincided with the date of the change in control or date of death, as the case may be. In the event of a change in control of Lawrence Federal or Lawrence Financial (as defined in the program), each director would receive the present value of $500 for each year of service as of the date of the change in control, multiplied by 15. Lawrence Federal has acquired life insurance on members of the Board of Directors to provide informal funding for its obligations under the program.

                                 STOCK OWNERSHIP

      The following table provides information as of February 23, 2004 about the persons known to Lawrence Financial to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                         NUMBER OF            PERCENT OF COMMON
NAME AND ADDRESS                        SHARES OWNED          STOCK OUTSTANDING
---------------------               --------------------     -------------------

David M. W. Harvey                       64,800(1)                   10.0%
Hot Creek Investors, L.P.
Hot Creek Capital, L.L.C.
P.O. Box 3178
Gardnerville, Nevada 89410

Lawrence Federal Savings Bank            59,496(2)                    9.2%
Employee Stock Ownership Plan
311 South Fifth Street
Ironton, Ohio 45638

Tontine Financial Partners, L.P.         52,100(3)                    8.0%
Tontine Management, L.L.C.
Jeffrey L. Gendell
55 Railroad Avenue
Greenwich, Connecticut 06830

Jack L. Blair                            38,600(4)                    5.8%
311 South Fifth Street
Ironton, Ohio, 45638
----------------------
(1) Based on information in an amended Schedule 13G filed on January 13, 2004 with the Securities and Exchange Commission ("SEC"). According to this filing, David M.W. Harvey, Hot Creek Investors, L.P. and Hot Creek Capital, L.L.C. each have shared voting and dispositive power with respect to 64,800 shares.
(2) Includes 37,244 shares that have not been allocated to participants' accounts and 22,252 shares that have been allocated to participants' accounts. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. Subject to its fiduciary responsibility, the trustee will vote unallocated shares and allocated shares for which voting instructions are not timely received in the same proportion as shares for which it has received timely voting instructions from participants. The trustee of the ESOP is First Bankers Trust Company, N.A.
(3) Based on information contained in a Schedule 13D filed on June 20, 2003 with the SEC. According to this filing, Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Jeffrey L. Gendell each have shared voting and dispositive power with respect to 52,100 shares.
(4) Includes 2,775 shares held by Mr. Blair's spouse. Also includes 11,638 share that may be acquired upon the exercise of stock options, 3,241 shares allocated to Mr. Blair's account under the employee stock ownership plan as to which Mr. Blair has voting power but not investment power and 3,800 shares held in Mr. Blair's 401(k) account.

      The following table provides information as of February 23, 2004 about the shares of Lawrence Financial common stock that may be considered to be beneficially owned by each director, by each nominee for director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.


                                         NUMBER OF        NUMBER OF SHARES
                                       SHARES OWNED     THAT MAY BE ACQUIRED      PERCENT OF
                                        (EXCLUDING        WITHIN 60 DAYS BY      COMMON STOCK
NAME                                    OPTIONS)(1)       EXERCISING OPTIONS     OUTSTANDING(2)
-----                                 ---------------     -------------------    --------------
Charles E. Austin, II                    18,901(3)              2,328                3.3%
Jack L. Blair                            26,962(4)             11,638                5.8%
Tracey E. Brammer, Jr.                   16,091(5)              2,328                2.8%
Herbert J. Karlet                        10,693(6)              2,328                2.0%
Phillip O. McMahon                       21,352(7)              2,328                3.6%
Robert N. Taylor                          9,451                 2,328                1.8%
All directors and executive
officers as a group (11 persons)        127,735                34,916               22.7%
---------------------------
(1)  Includes unvested shares of restricted stock with respect to which the beneficial owner has voting but not investment power as follows: Messrs. Austin, Brammer, Karlet, McMahon and Tylor -- 620 shares each; and
     Mr. Blair -- 3,106 shares.
(2)  Based on 650,110 shares of common stock outstanding and entitled to vote as of February 23, 2004.
(3)  Includes 5,000 shares held by Mr. Austin's spouse.
(4)  Includes 2,775 shares held by Mr. Blair's spouse.  Also includes 3,241 shares allocated to Mr. Blair's account under the employee stock ownership plan as to which Mr. Blair has voting power but not investment power and 3,800 shares held in
     Mr. Blair's 401(k) account.
(5)  Includes 2,270 shares held by Mr. Brammer's spouse.
(6)  Includes 641 shares held by Mr. Karlet's spouse.
(7)  Includes 5,000 shares held by Mr. McMahon's spouse.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors consists of six members. Five directors are independent, and one is a member of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Jack L. Blair and Tracey E. Brammer, Jr., both of whom are currently directors of Lawrence Financial and Lawrence Federal.

      The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH NOMINEES.

      Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of December 31, 2003. The indicated period of service as a director includes the period of service as a director of Lawrence Federal.

                    BOARD NOMINEES FOR ELECTION OF DIRECTORS

      JACK L. BLAIR joined Lawrence Federal in 1994 as Executive Vice President and Chief Executive Officer. Since 1996, he has served as President and Chief Executive Officer. Age 56. Director since 2000.

      TRACEY E. BRAMMER, JR. is President and Funeral Director of Tracey Brammer Funeral Home, Inc. Age 59. Director since 1984.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2005:

      CHARLES E. AUSTIN, II is a Vice President and General Manager of Mid-Ohio Pipeline Company Inc. Mr. Austin was a Vice President and General Manager of C.J. Hughes Construction Co., Inc. until November 2002. Age 44. Director since 1996.

      PHILLIP O. MCMAHON is a general dentist in private practice. Age 52. Director since 1993.

      The following directors have terms ending in 2006:

      HERBERT J. KARLET is the Senior Vice President for Finance at Marshall University, which is located in Huntington, West Virginia. Age 53. Director since 1991.

      ROBERT N. TAYLOR is the owner and President of Ohio Big Birds, Inc., which raises and processes ostrich meat and leather products, and the owner and operator of Taylor Farm, a grain and cattle farm. Age 59. Director since 1995.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 2003 were Crowe, Chizek and Company LLC. The Audit Committee of the Board of Directors has appointed Crowe, Chizek and Company LLC to be the Company's independent auditors for the 2004 fiscal year, subject to the ratification by stockholders. A representative of Crowe, Chizek and Company LLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee will consider other independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

      The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2003 and 2002 by Crowe Chizek and Company LLC:


                                                 2003           2002
                                               --------       ---------

Audit fees..................................   $53,420         $46,855
Audited related fees........................   $   800         $   800
Tax fees(1).................................   $ 6,500         $ 6,150
All other fees(2)...........................   $ 3,715         $10,635
---------------------------------------------
(1) For tax filing and tax related compliance and other advisory services.
(2) For assistance with securities filings other than periodic reports and other services.

PRE-APPROVAL OF SERVICES BY THE INDEPENDENT AUDITOR

      The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company's independent auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

      Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

REPORT OF THE AUDIT COMMITTEE

      The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

      In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

                                 AUDIT COMMITTEE

                           Herbert J. Karlet, Chairman
                              Charles E. Austin, II
                              Tracey E. Brammer, Jr.
                               Phillip O. McMahon
                                Robert N. Taylor

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following information is furnished for Mr. Blair. No other executive officer of Lawrence Financial or Lawrence Federal received a salary and bonus of $100,000 or more during the year ended December 31, 2003.


                                                                                        LONG-TERM
                                               ANNUAL COMPENSATION(2)              COMPENSATION AWARDS
                                           ---------------------------------   --------------------------
                                                                               RESTRICTED     SECURITIES
NAME AND                                                                         STOCK        UNDERLYING      ALL OTHER
POSITION                                   YEAR     SALARY(1)       BONUS         AWARDS        OPTIONS      COMPENSATION(3)
-------------                              ----    ----------    -----------   ------------   -----------   ---------------
Jack L. Blair..............                2003      $121,004      $   --       $     --            --         $26,021
   President and Chief Executive Officer   2002       117,480       2,420             --            --          24,155
                                           2001       100,600       6,701        112,204(4)     19,396          27,254

(1) Includes board of directors and board committee fees.
(2) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(3) For 2003, consists of employer contributions to the 401(k) plan of $6,111 and employer contribution to the employee stock ownership plan of $19,910.
(4) Consists of 3,106 shares of restricted stock and 4,659 shares of unrestricted stock granted to Mr. Blair in fiscal 2001 under the Lawrence Financial Holdings, Inc. 2001 Stock-Based Incentive Plan. The dollar amounts set forth in the table represent the market value of the shares on the date of grant. The restricted stock awards vest in four equal annual installments commencing on December 31, 2002. Dividends, if any, are paid on the restricted stock.

FISCAL YEAR-END OPTION VALUES

    The following table provides certain information with respect to the number of shares of Lawrence Financial common stock represented by outstanding options held by Mr. Blair as of December 31, 2002. Mr. Blair did not exercise any stock options during 2003.


                        NUMBER OF SECURITIES
                       UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                            OPTIONS/SARS               IN-THE-MONEY OPTIONS/SARS
                          AT FISCAL YEAR-END             AT FISCAL YEAR-END(1)
                     ---------------------------      --------------------------
 NAME                EXERCISABLE   UNEXERCISABLE      EXERCISABLE  UNEXERCISABLE
------               -----------   -------------      -----------  -------------

Jack L. Blair.....     11,637         7,759             $151,863      $101,255

-----------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2003 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

EMPLOYMENT ARRANGEMENTS

      EMPLOYMENT AGREEMENTS. Lawrence Federal and Lawrence Financial have each entered into an employment agreement with Mr. Blair. The employment agreements provide for a three-year term. The term of the Lawrence Financial employment agreement extends on a daily basis until written notice of non-renewal is given by the Board of Directors or Mr. Blair. The term of the Lawrence Federal employment agreement is renewable on an annual basis. The employment agreements provide for a base salary of $98,400, subject to increase. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by Lawrence Federal or Lawrence Financial for cause, as defined in the employment agreements, at any time. If Lawrence Federal or Lawrence Financial chooses to terminate Mr. Blair's employment for reasons other than for cause, or if Mr. Blair resigns from Lawrence Federal or Lawrence Financial after specified circumstances that would constitute constructive termination, Mr. Blair or, if Mr. Blair dies, his beneficiary would be entitled to receive an amount equal to the benefit plan base salary payments that would have been paid to Mr. Blair for the remaining term of the employment agreement and the contributions that would have been made on Mr. Blair's behalf to any employee benefit plans of Lawrence Federal and Lawrence Financial during the remaining term of the employment agreement. Lawrence Federal and Lawrence Financial would also continue to pay for Mr. Blair's health and welfare benefit plan coverage for the remaining term of the employment agreement. Upon termination of Mr. Blair for reasons other than cause or a change in control, Mr. Blair must adhere to a one-year non-competition agreement.

      Under the employment agreements, if, following a change in control of Lawrence Federal or Lawrence Financial, Mr. Blair's employment is involuntarily terminated or if Mr. Blair voluntarily terminates his employment in connection with circumstances specified in the agreement, then Mr. Blair or, if Mr. Blair dies, his beneficiary would be entitled to a severance payment equal to the greater of the payments and benefits that would have been paid for the remaining term of the agreement or three times the average of Mr. Blair's five preceding taxable years' annual compensation. Lawrence Federal and Lawrence Financial would also continue Mr. Blair's health and welfare benefits coverage for 36 months. Even though both employment agreements provide for a severance payment if a change in control occurs, Mr. Blair would not receive duplicate payments or benefits under the agreements. Under applicable law, an excise tax would be triggered by change in control-related payments that equal or exceed three times Mr. Blair's average annual compensation over the five years preceding the change in control. The excise tax would equal 20% of the amount of the payment in excess of one times Mr. Blair's average compensation over the preceding five-year period. In the event that payments related to a change in control of Lawrence Financial are subject to this excise tax, Lawrence Financial will provide Mr. Blair with an additional amount sufficient to enable Mr. Blair to retain the full value of his change in control benefits as if the excise tax had not applied.

      Lawrence Financial guarantees the payments to Mr. Blair under Lawrence Federal's employment agreement if they are not paid by Lawrence Federal. Lawrence Financial will also make all payments due under Lawrence Financial's employment agreement. Lawrence Federal or Lawrence Financial will pay or reimburse all reasonable costs and legal fees incurred by Mr. Blair under any dispute or question of interpretation relating to the employment agreements, if Mr. Blair is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Lawrence Federal and Lawrence Financial will indemnify Mr. Blair to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of Lawrence Financial or Lawrence Federal.

      DEFERRED COMPENSATION AGREEMENT. Lawrence Federal has entered into a deferred compensation agreement with Mr. Blair under which he may elect on an annual basis to defer a portion of his salary. Upon termination of service, Lawrence Federal will pay the balance of Mr. Blair's deferral account in a lump sum. Over the deferral period, Mr. Blair's account is credited with annual interest with monthly compounding. In the event of a change in control of Lawrence Federal (as defined in the program) followed by Mr. Blair's termination of service, he will be entitled to receive the balance of his deferral account in a lump sum. If Mr. Blair dies while in active service with Lawrence Federal, his beneficiary will receive $21,862 annually in monthly installments for 20 years. Lawrence Federal has acquired life insurance on Mr. Blair to provide informal funding for its obligations under the agreement.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Lawrence Federal maintains a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to the employee stock ownership plan. The plan provides participating executives with benefits otherwise limited by other provisions of the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible individuals (those designated by the Board of Directors of Lawrence Federal or its affiliates) that cannot be provided under the employee stock ownership plan as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the employee stock ownership plan but for such limitations. In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the plan also provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon such an event, the supplemental executive retirement plan provides the individual with a benefit equal to what the individual would have received under the employee stock ownership plan had he or she remained employed throughout the term of the employee stock ownership plan loan less the benefits actually provided under the employee stock ownership plan on behalf of the individual. An individual's benefits under the supplemental executive retirement plan will generally become payable upon the change in control of Lawrence Federal or Lawrence Financial. The Board of Directors has designated Mr. Blair as a participant in the supplemental executive retirement plan.

         OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Lawrence Financial's common stock during the year ended December 31, 2003, except for two late reports filed by Mr. McMahon regarding purchases of Company stock and one late report filed by Mr. Brammer regarding a purchase of Company stock.

TRANSACTIONS WITH MANAGEMENT

      The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. Lawrence Federal currently makes new loans and extensions of credit to the Bank's executive officers, directors and employees at different rates than those offered to the general public; however, the Bank does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Lawrence Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the board of directors.

                              NOMINATION PROCEDURES

GENERAL

      It is the policy of the Board of Directors to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company's Board of Directors. The Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Board's resources, the Board of Directors will consider only those director candidates recommended in accordance with the procedures set forth below.

PROCEDURES TO BE FOLLOWED BY STOCKHOLDERS

      To submit a recommendation of a director candidate to the Board of Directors, a shareholder should submit the following information in writing, addressed to the Corporate Secretary, at the main office of the Company:

      1.    The name of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

      3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

      4. As to the shareholder making the recommendation, the name and address, as they appear on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

      5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate to be considered for nomination at the Company's annual meeting of shareholders, the recommendation must be received by the Corporate Secretary at least 120 calendar days prior to the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting, advanced by one year.

MINIMUM QUALIFICATIONS

      The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company's bylaws, which include a residency requirement, an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

      The Board of Directors will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the outside directors deem relevant, including the extent to which the composition of the Board of Directors reflects the diversity of the Company's, shareholders, employees, customers and communities.

      In addition, prior to nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES

      The process that the outside directors follow when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

      IDENTIFICATION. For purposes of identifying nominees for the Board of Directors, the Board relies on personal contacts of the members of the Board of Directors, as well as their knowledge of members of the communities served by Lawrence Federal. The directors also will consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Company has not previously used an independent search firm to identify nominees.

      EVALUATION. In evaluating potential nominees, the outside directors determine whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Company will conduct a check of the individual's background and interview the candidate.

          SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

      The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than December 10, 2004. If next year's annual meeting is held on a date more than 30 calendar days from May 14, 2005, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days prior to the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                          STOCKHOLDER COMMUNICATIONS

      The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of RobRoy Walters, Executive Vice President and Chief Financial Officer, at Lawrence Financial Holdings, Inc., 311 South Fifth Street, Ironton, Ohio 45638. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Board of Directors.

                                  MISCELLANEOUS

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Lawrence Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

      The Company's Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on February 23, 2004. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON FEBRUARY 23, 2004 UPON WRITTEN REQUEST TO MARY CRONACHER, CORPORATE SECRETARY, LAWRENCE FINANCIAL HOLDINGS, INC., 311 SOUTH FIFTH STREET, IRONTON, OHIO 45638.

      If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

      Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Mary Y. Cronacher

                                    Mary Y. Cronacher
                                    CORPORATE SECRETARY
Ironton, Ohio
April 8, 2004

                        LAWRENCE FINANCIAL HOLDINGS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 14, 2004
                              4:30 P.M., LOCAL TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles E. Austin, II, Phillip O. McMahon, Herbert J. Karlet, Robert N. Taylor and Tracey E. Brammer, Jr., and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Lawrence Financial Holdings, Inc. that the undersigned is entitled to vote at the annual meeting of stockholders, to be held on May 14, 2004, at 4:30 p.m., local time, at 311 South Fifth Street, Ironton, Ohio and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ONLY IF SIGNED AND DATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

A.    ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR all nominees.
1.   Election of Directors. Nominees:

                                         FOR          WITHHOLD
                                         ---          --------

     (01) Jack L. Blair                  /_/            /_/


     (02) Tracey E. Brammer, Jr.        /_/            /_/


B.    ISSUES

The Board of Directors recommends a vote FOR proposal 2.

2. The ratification of the appointment of Crowe, Chizek and Company LLC as independent auditors of Lawrence Financial Holdings, Inc. for the fiscal year ending December 31, 2004.

              FOR            AGAINST           ABSTAIN
              ---            -------           -------

              /_/             /_/               /_/


C. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Note: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          -------------------------------------
                                          SIGNATURE OF STOCKHOLDER



                                          -------------------------------------
                                          SIGNATURE OF CO-HOLDER (IF ANY)




                                          Date:________________________________

                   [Lawrence Federal Savings Bank letterhead]

Dear ESOP Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached green vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Trustee") on the proposals presented at the Annual Meeting of Stockholders of Lawrence Financial Holdings, Inc. (the "Company") on May 14, 2004. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Lawrence Financial Holdings, Inc. Annual Report to Stockholders.

         As a participant in the Lawrence Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") you are entitled to vote all shares of Company common stock allocated to your account as of February 23, 2004. As of February 23, 2004, the ESOP Trust held 59,496 shares of Company common stock of which 22,252 shares have been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants, so long as timely instructions from the participants are received by the ESOP Trustee. If you do not direct the ESOP Trustee as to how it should vote the shares allocated to your ESOP account, the ESOP Trustee will vote those shares in a manner calculated to most accurately reflect the instructions from other participants.

         In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached green vote authorization form and return it in the enclosed postage-paid envelope. The ESOP Trustee must receive your instructions by May 7, 2003. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Lawrence Federal Savings Bank.


                                           Sincerely,


                                           /s/ Jack L. Blair

                                           Jack L. Blair
                                           President and Chief Executive Officer

Name:
     -----------------------
Shares:
       ---------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that First Bankers Trust Company, N.A., the ESOP Trustee, is the holder of record and custodian of all shares of Lawrence Financial Holdings, Inc. (the "Company") common stock allocated to me under the Lawrence Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 14, 2004.

         You are to vote my shares as follows:

1. The election of Directors of both nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

                Jack L. Blair and Tracey E. Brammer, Jr.


                                                                   FOR ALL
                  FOR                VOTE WITHHELD                 EXCEPT
                  ---                -------------                 -------

                  /_/                    /_/                         /_/


         INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

         -----------------------------------------------------------------------


2. The ratification of the appointment of Crowe, Chizek and Company LLC as independent auditors of Lawrence Financial Holdings, Inc. for the fiscal year ending December 31, 2004.

                  FOR                AGAINST           ABSTAIN
                  ---                -------           -------

                  /_/                 /_/               /_/


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

         The ESOP Trustee is hereby authorized to vote the shares allocated to me in its trust capacity as indicated above.


-------------------------------         ----------------------------------------
            Date                                     Signature


Please complete, date, sign and return this form in the enclosed postage-paid envelope no later than May 7, 2004.

                   [Lawrence Federal Savings Bank letterhead]

Dear 401(k) Plan Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached blue vote authorization form for the purpose of conveying your voting instructions to The Bank of New York (the "Trustee") on the proposals presented at the Annual Meeting of Stockholders of Lawrence Financial Holdings, Inc. (the "Company") on May 14, 2004. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Lawrence Financial Holdings, Inc. Annual Report to Stockholders.

         As an investor in the Lawrence Financial Holdings, Inc. Stock Fund (the "Employer Stock Fund") you are entitled to vote all shares of Company common stock credited to your account in the Lawrence Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"). The Employer Stock Fund Trustee will vote the Company common stock credited to your account as directed by you, if your instructions are received by May 7, 2004. All shares held in the Employer Stock Fund for which instructions are not received by May 7, 2004, will be voted by the Employer Stock Fund Trustee as directed by the 401(k) Plan Administrator.

         In order to direct the voting of shares of Company common stock credited to your account in the 401(k) Plan, please complete and sign the attached blue voting instruction card and return it in the enclosed postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Lawrence Federal Savings Bank.

                                           Sincerely,


                                           /s/ Jack L. Blair

                                           Jack L. Blair
                                           President and Chief Executive Officer

Name:
     -----------------------
Shares:
       ---------------------


                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that The Bank of New York, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares of Lawrence Financial Holdings, Inc. (the "Company") common stock held in the Employer Stock Fund under the Lawrence Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust and credited to my account in the plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 14, 2004.

         You are to vote my shares as follows:

1. The election of Directors of both nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

                Jack L. Blair and Tracey E. Brammer, Jr.
                                                                   FOR ALL
                  FOR                VOTE WITHHELD                 EXCEPT
                  ---                -------------                 -------

                  /_/                    /_/                         /_/

         INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

         -----------------------------------------------------------------------


2. The ratification of the appointment of Crowe, Chizek and Company LLC as independent auditors of Lawrence Financial Holdings, Inc. for the fiscal year ending December 31, 2004.

                  FOR                AGAINST           ABSTAIN
                  ---                -------           -------

                  /_/                 /_/               /_/


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

         The Employer Stock Fund Trustee is hereby authorized to vote the shares credited to me in the Employer Stock Fund in its trust capacity as indicated above.


-------------------------------         ----------------------------------------
            Date                                     Signature


Please complete, date, sign and return this form in the enclosed postage-paid envelope no later than May 7, 2003.

                                                                      APPENDIX A

                                 Audit Committee

                                     CHARTER
                                     -------

I.       PURPOSE

         The primary function of the Audit Committee (the Committee) of Lawrence Financial Holdings, Inc. (the Corporation) and Lawrence Federal Savings Bank (the Bank) is to review: the integrity of the financial reports and other financial information provided by the Corporation to any governmental body or the public, including any certification, report, opinion or review performed by the Corporation's independent accountants; the Corporation's compliance with legal and regulatory requirements; the independent accountants qualifications and independence; the performance of the Corporation's internal audit functions, its independent accountants and the system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         - Review and assess the audit efforts of the Corporation's independent accountants and internal audit function.

         - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal audit function, and the Board of Directors.

         The Committee will primarily fulfill these responsibilities by carrying out the activities outlined in Section IV of this Charter.

II.      COMPOSITION

         The Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A Committee member will not be considered independent if he or she accepts any consulting, advisory or other compensatory fee from the Corporation or the Bank or is affiliated with the Corporation or the Bank or any of their subsidiaries except in his or her capacity as a member of the Board of Directors. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements. In addition, the Board of Directors shall endeavor to provide that at least one member of the Committee shall be an "audit committee financial expert," as defined under the regulations of the Securities and Exchange Commission.

         The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the external auditors to discuss the internal and external audit functions and any other matters that the Committee or each of these groups believe should be discussed privately.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, but not less than annually, and as conditions dictate.
2. Review the regular internal reports to management prepared by the internal audit function and management's response.
3. Review the Corporation's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein.
4. Review and approve requests for any management consulting engagement to be performed by the Corporation's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.
5. Review with financial management interim financial reports prior to the release of earnings. The Chairperson of the Committee may represent the entire Committee for the purposes of this review.
6. Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

Independent Accountants
-----------------------

7. Select the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.
8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

9. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.
10. Approve, in advance, all permissible non-audit services to be completed by the independent accountants. Such approval process will ensure that the independent accountant does not provide any non-audit services to the Corporation or the Bank that are prohibited by law or regulation.
11. Obtain and review, at least annually, a report by the independent accountants describing (A) the auditor's internal quality control procedures, (B) any material issues raised by its most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities in the preceding five (5) years relating to an independent audit conducted by the firm and any steps taken to deal with such issues.
12. Set clear policies for hiring employees or former employees of the independent accountants.


Financial Reporting Process
---------------------------

13. In consultation with the independent accountants and the internal audit function, review the integrity of the organization's financial reporting processes, both internal and external.
14. Consider the independent accountants' judgment about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.
15. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal audit function.
16. Prepare a report for inclusion in the Corporation's annual proxy statement, in accordance with applicable rules and regulations.

Process Improvement
-------------------

17. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal audit function regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
18. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal audit function any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
19. Review and resolve any significant disagreement among management and the independent accountants or the internal audit function in connection with the preparation of the financial statements.
20. Review with the independent accountants, the internal audit function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

21. Periodically consult with the internal accountants out of the presence of management and the independent accountants about internal controls and the fullness and accuracy of the organization's financial statements.
22. Have in place procedures for (A) receiving complaints regarding accounting, internal accounting controls or auditing matters and (B) the confidential submission by employees of concerns regarding questionable accounting.
23. Report regularly to the Board of Directors, which such report should include a review on issues relating to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance of the independent accountants, or the performance of the internal audit function.

Ethical and Legal Compliance
----------------------------

24. Review activities, organizational structure, and qualifications of the internal audit function.
25.      Review all legal compliance matters as they occur.
26.      Review and approve all related-party transactions.
27. Review any legal matter that could have a significant impact on the organization's financial statements.
28. Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the audit committee shall be provided appropriate funding as determined by the audit committee for payment to accountants and advisors.
29. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.
30.      Review and update periodically a Code of Business Conduct.